Exhibit 99.1

FORM OF TENDER AND SUPPORT AGREEMENT

This TENDER AND SUPPORT AGREEMENT (this “Agreement”), dated as of _________, 2024, is entered into by and among CoreRx, Inc., a Florida corporation (“Parent”), Cane Merger Sub, Inc., a Pennsylvania corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and the undersigned shareholder (the “Shareholder”) of Societal CDMO, Inc., a Pennsylvania corporation (the “Company”). All capitalized terms used but not otherwise defined in this Agreement shall have the respective meanings ascribed to such terms in the Merger Agreement (as defined below).

WHEREAS, as of the date hereof, the Shareholder is the record or “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act) of the number of shares of Company Common Stock and other securities set forth on the Shareholder’s signature page hereto (all such shares of Company Common Stock, together with any shares of Company Common Stock or any other securities of the Company that are hereafter issued to or otherwise directly or indirectly acquired or beneficially owned by the Shareholder prior to the valid termination of this Agreement in accordance with Section 5.2, including for the avoidance of doubt any shares of Company Common Stock acquired by the Shareholder upon the exercise or settlement of any Company Option, Company RSU, Company Warrant or other rights to acquire capital stock of the Company after the date hereof, being referred to herein as the “Subject Shares”);

WHEREAS, concurrently with the execution and delivery of this Agreement, Parent, Merger Sub and the Company, have entered into an Agreement and Plan of Merger, dated as of the date hereof (as it may be amended from time to time pursuant to the terms thereof, the “Merger Agreement”), which provides, among other things, for (i) Merger Sub to commence a cash tender offer to acquire all of the outstanding shares of Company Common Stock (other than Excluded Shares and Dissenting Shares) for $1.10 per share in cash (the “Offer”), subject to applicable withholding Taxes, if any, and without interest, and (ii) following the consummation of the Offer, Merger Sub will be merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation in the Merger and as a wholly owned Subsidiary of Parent, in each case upon the terms and subject to the conditions set forth in the Merger Agreement; and

WHEREAS, as a condition to the willingness of Parent and Merger Sub to enter into the Merger Agreement, and as an inducement and in consideration therefor, the Shareholder has agreed to enter into this Agreement and tender and vote Shareholder’s Subject Shares as described herein.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

ARTICLE I

AGREEMENT TO TENDER AND VOTE

1.1               Agreement to Tender.

(a)                Subject to the terms of this Agreement, unless and until this Agreement shall have been validly terminated in accordance with Section 5.2, the Shareholder hereby agrees to validly and irrevocably tender or cause to be validly and irrevocably tendered in the Offer all of the Shareholder’s Subject Shares pursuant to and in accordance with the terms of the Offer, free and clear of all Encumbrances (as defined below) except for Permitted Encumbrances (as defined below).

(b)                Without limiting the generality of the foregoing, subject to the terms of this Agreement, unless and until this Agreement shall have been validly terminated in accordance with Section 5.2, as promptly as practicable after, but in no event later than ten (10) Business Days after, the commencement (within the meaning of Rule 14d-2 under the Exchange Act) of the Offer (or in the case of any shares of Company Common Stock acquired by the Shareholder subsequent to such tenth (10th) Business Day and prior to the expiration of the Offer, within one (1) Business Day after the acquisition of such shares, and in any event prior to the expiration of the Offer), the Shareholder shall deliver pursuant to the terms of the Offer (i) in the case of Subject Shares that are represented by Certificates, a letter of transmittal with respect to all of the Shareholder’s Subject Shares complying with the terms of the Offer, together with the Certificate(s) representing all such Subject Shares, (ii) in the case of any Subject Shares that are not Certificated Shares, an “agent’s message” or such other evidence of transfer of such Subject Shares in the Offer as the depositary for the Offer may reasonably request (or, if applicable in the case of Subject Shares beneficially owned through a broker, bank or other nominee, written instructions to the Shareholder’s broker, dealer or other nominee that such Subject Shares be validly tendered, including a reference to this Agreement, and requesting delivery of an “agent’s message” or such other evidence, if any, of transfer as the depositary for the Offer may reasonably request) and (iii) all other documents or instruments, to the extent applicable, required to be delivered pursuant to the terms of the Offer to validly tender shares pursuant to the Offer. The Shareholder agrees that, once any of the Subject Shares are tendered, the Shareholder will not withdraw such Subject Shares from the Offer, unless and until this Agreement shall have been validly terminated in accordance with Section 5.2. In the event this Agreement has been validly terminated in accordance with Section 5.2, Merger Sub shall, and Parent shall cause Merger Sub to, promptly return to the Shareholder all Subject Shares the Shareholder tendered in the Offer. At all times commencing with the date hereof and continuing until the valid termination of this Agreement in accordance with its terms, the Shareholder shall not tender any of the Shareholder’s Subject Shares into any tender or exchange offer commenced by a Person other than Parent, Merger Sub or any other Affiliate of Parent.

1.2               Agreement to Vote. Subject to the terms of this Agreement, the Shareholder hereby irrevocably and unconditionally agrees that, for so long as this Agreement has not been validly terminated in accordance with Section 5.2, at any annual or special meeting of the shareholders of the Company, however called, including any adjournment or postponement thereof, and in connection with any action proposed to be taken by written consent of the shareholders of the Company, the Shareholder shall, in each case, to the fullest extent that the Subject Shares are entitled to vote or consent thereon, (a) appear at each such meeting or otherwise cause all such Subject Shares to be counted as present thereat for purposes of determining a quorum and (b) be present (in person or by proxy) and vote (or cause to be voted), or deliver (or cause to be delivered) a written consent with respect to, all of the Subject Shares (i) against any action or agreement that would reasonably be expected to (A) result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company contained in the Merger Agreement, or of the Shareholder contained in this Agreement, or (B) result in any of the conditions set forth in Article 8 (Conditions Precedent to the Merger) or Annex I (Conditions to the Offer) of the Merger Agreement not being satisfied on or before the End Date; (ii) against any change in the Company Board that is not recommended or approved by the Company Board; and (iii) against any Acquisition Proposal or any other action, agreement or transaction involving the Company that is intended, or would reasonably be expected, to impede, interfere with, delay, postpone or prevent the consummation of the Offer or the Merger. Subject to the proxy granted under Section 1.3 below and until the Subject Shares are accepted for payment in the Offer, the Shareholder shall retain at all times the right to vote the Subject Shares in the Shareholder’s sole discretion, and without any other limitation, on any matters other than those expressly set forth in this Section 1.2 that are at any time or from time to time presented for consideration to the Company’s shareholders. For the avoidance of doubt, the foregoing commitments in Section 1.1 and Section 1.2 apply to any Subject Shares held by any trust, limited partnership or other entity directly or indirectly holding Subject Shares over which the Shareholder exercises direct or indirect voting control.

1.3               Grant of Irrevocable Proxy; Appointment of Proxy. Solely with respect to the matters described in Section 1.2, for so long as this Agreement has not been validly terminated in accordance with Section 5.2, and in order to secure the obligations of the Shareholder to vote the Subject Shares in accordance with the provisions of Section 1.2 hereof, the Shareholder hereby irrevocably appoints Parent and any designee of Parent, and each of them individually, as its attorney and proxy with full power of substitution and resubstitution, to the full extent of the Shareholder’s voting rights with respect to all Subject Shares (which proxy shall be irrevocable during the term of this Agreement, shall be deemed to be coupled with an interest sufficient in law to support an irrevocable proxy, and shall revoke any and all prior proxies granted by the Shareholder with respect to the Subject Securities) to vote, and to execute written consents with respect to, all of the Subject Shares solely on the matters described in Section 1.2 and in accordance therewith if, and only if, the Shareholder fails to comply with the provisions of Section 1.2. The Shareholder agrees to execute any further agreement or form reasonably necessary or appropriate to confirm and effectuate the grant of the proxy contained herein. Such proxy shall automatically terminate upon the valid termination of this Agreement in accordance with Section 5.2; provided, that Parent may terminate this proxy at any time in its sole discretion by written notice provided to the Shareholder. Parent agrees not to exercise the proxy granted herein for any purpose other than the purposes described in this Section 1.3. Except as expressly set forth herein and without limiting the Shareholder’s obligations under Section 1.2, Parent and Merger Sub acknowledge (i) that the proxy and power of attorney granted hereby shall not be effective for any other purpose, and (ii) such proxy and power of attorney shall not limit the rights of the Shareholder to vote or exercise its rights to consent in favor of or against, or abstain with respect to, any matter presented to the Company’s shareholders that is not subject to the proxy and power of attorney granted to Parent in respect of the Subject Shares pursuant to this Section 1.3.

1.4               Treatment of Warrants. The parties hereto acknowledge and agree that, at the Effective Time, any In-the-Money Warrant held by the Shareholder will automatically be cancelled and converted into and will become a right to receive the In-the-Money Warrant Consideration in accordance with Section 3.8(e) of the Merger Agreement without any further action required by the Shareholder.

1.5               No Obligation to Exercise. Notwithstanding anything to the contrary in this Agreement, nothing in this Agreement shall obligate the Shareholder to exercise any Company Option or any other right to acquire any shares of Company Common Stock.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS

The Shareholder represents and warrants to Parent and Merger Sub as follows:

2.1               Authorization; Binding Agreement.

(a)                If the Shareholder is not an individual, the Shareholder is duly organized and validly existing in good standing (where such concept is recognized) under the Laws of the jurisdiction in which it is incorporated or constituted and the consummation of the transactions contemplated hereby are within the Shareholder’s entity powers and have been duly authorized by all necessary entity actions on the part of the Shareholder, and the Shareholder has full entity power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. If the Shareholder is an individual, the Shareholder has all requisite legal capacity, right and authority to execute and deliver this Agreement and to perform Shareholder’s obligations hereunder.

(b)                This Agreement has been duly and validly executed and delivered by the Shareholder and, assuming the due authorization, execution and delivery by Parent and Merger Sub, constitutes a valid and binding obligation of the Shareholder enforceable against the Shareholder in accordance with its terms, subject to (i) Laws of general application relating to bankruptcy, insolvency and the relief of debtors and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

(c)                If the Shareholder is an individual and is married or in a domestic partnership, and any of the Subject Shares constitute community property or otherwise need spousal or other approval for this Agreement to be legal, valid and binding, a spousal consent substantially in the form attached as Exhibit A hereto has been duly and validly executed and delivered by the Shareholder’s spouse or domestic partner, as applicable, and, assuming the due authorization, execution and delivery hereof by Parent and Merger Sub, constitutes a legal, valid and binding obligation of the Shareholder’s spouse or domestic partner, as applicable, enforceable against the Shareholder’s spouse or domestic partner in accordance with its terms, subject to (i) Laws of general application relating to bankruptcy, insolvency and the relief of debtors and (ii) rules of Law governing specific performance, injunctive relief and other equitable remedies.

2.2               Non-Contravention. Neither the execution and delivery of this Agreement by the Shareholder (or if applicable, the Shareholder’s spouse or domestic partner) nor the consummation of the transactions contemplated hereby nor compliance by the Shareholder (or if applicable, the Shareholder’s spouse or domestic partner) with any provisions herein will (a) if the Shareholder is not an individual, violate, contravene or conflict with or result in any breach of any provision of the certificate of incorporation or bylaws (or other similar governing documents) of the Shareholder, (b) require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Body on the part of the Shareholder (or if applicable, the Shareholder’s spouse or domestic partner), except for compliance with the applicable requirements of the Securities Act, the Exchange Act or any other United States securities laws and the rules and regulations promulgated thereunder, (c) violate, conflict with, or result in a breach of any provisions of, or require any consent, waiver or approval or result in a default or loss of a benefit (or give rise to any right of termination, cancellation, modification or acceleration or any event that, with the giving of notice, the passage of time or otherwise, would constitute a default or give rise to any such right) under any of the terms, conditions or provisions of any Contract to which the Shareholder (or if applicable, the Shareholder’s spouse or domestic partner) is a party or by which the Shareholder (or if applicable, the Shareholder’s spouse or domestic partner) or any of the Subject Shares may be bound, (d) result (or, with the giving of notice, the passage of time or otherwise, would result) in the creation or imposition of any Encumbrance (other than a Permitted Encumbrance) on any of the Subject Shares (or if applicable, Subject Shares of the Shareholder’s spouse or domestic partner) (other than one created by Parent or Merger Sub), or (e) violate any Law applicable to the Shareholder (or if applicable, the Shareholder’s spouse or domestic partner) or by which any of the Subject Shares are bound, except, in each case of the foregoing clauses (a) through (e), as would not reasonably be expected to prevent or materially delay or impair the consummation by the Shareholder of the transactions contemplated by this Agreement or otherwise impair the Shareholder’s ability to timely perform its obligations hereunder. Other than the filings and reports pursuant to and in compliance with the Exchange Act, no filings, notifications, approvals or other consents are required to be obtained by the Shareholder from, or to be given by the Shareholder to, or be made by the Shareholder with, any Governmental Body in connection with the execution and delivery of this Agreement or to the consummation of the transactions contemplated hereby. No trust of which the Shareholder is a trustee requires the consent of any beneficiary to the execution and delivery of this Agreement or to the consummation of the transactions contemplated hereby.

2.3               Ownership of Subject Shares; Total Shares. As of the date hereof, the Shareholder is, and (except with respect to any Subject Shares Transferred in accordance with Section 4.1 hereof or accepted for payment pursuant to the Offer) at all times during the Agreement Period (as defined below) will remain, the record or beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of all the Shareholder’s Subject Shares and has and will continue to have good and marketable title to all of the Subject Shares free and clear of any Encumbrances, claims, proxies, voting trusts or agreements, options, rights, understandings or arrangements or any other encumbrance or restrictions whatsoever on title, transfer or exercise of any rights of a shareholder in respect of such Subject Shares (collectively, the “Encumbrances”), except for any Encumbrance (a) that may be imposed pursuant to (i) this Agreement, (ii) any applicable restrictions on transfer under the Securities Act or any applicable state securities law, (iii) any applicable community property interests under applicable Law, and (iv) the Company’s articles of incorporation or bylaws (collectively, “Permitted Encumbrances”), and (b) that would not reasonably be expected to prevent or materially delay or impair the consummation by the Shareholder of the transactions contemplated by this Agreement or otherwise materially impair the Shareholder’s ability to perform its obligations hereunder. Except to the extent of any Subject Shares acquired after the date hereof (which shall become Subject Shares upon the acquisition), the Subject Shares listed on the Shareholder’s signature page hereto are the only equity interests in the Company beneficially owned or owned of record by the Shareholder as of the date hereof. Other than the Subject Shares, the Shareholder does not own (beneficially, of record or otherwise) any shares of Company Common Stock or any other interests in any voting securities of the Company and has no interest in or voting rights with respect to any voting securities of the Company (other than any shares of Company Common Stock issuable on exercise or settlement of any Company Options, Company RSUs or Company Warrants held by the Shareholder as of the date hereof and deemed to be beneficially owned by the Shareholder as of the date hereof).

2.4               Voting and Dispositive Power. The Shareholder has full voting power with respect to all of the Shareholder’s Subject Shares (to the extent the Subject Shares have voting rights), and full power of disposition with respect to the Subject Shares, full power to issue instructions with respect to the matters set forth herein and full power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Shareholder’s Subject Shares. None of the Shareholder’s Subject Shares are subject to any shareholders’ agreement, proxy, voting trust or other agreement or arrangement with respect to the voting of such Subject Shares, except as provided pursuant to this Agreement.

2.5               Reliance. The Shareholder understands and acknowledges that Parent and Merger Sub are entering into the Merger Agreement in reliance upon the Shareholder’s execution, delivery and performance of this Agreement.

2.6               Absence of Litigation. As of the date hereof, there is no Legal Proceeding pending against, or, to the knowledge of the Shareholder, threatened in writing against the Shareholder or any of the Shareholder’s properties or assets (including any Subject Shares) that could reasonably be expected to prevent or materially delay or impair the consummation by the Shareholder of the transactions contemplated by this Agreement or otherwise materially impair the Shareholder’s ability to perform its obligations hereunder.

2.7               Brokers. No broker, finder, financial advisor, investment banker or other Person is entitled to any brokerage, finder’s, financial advisor’s or other similar fee or commission from the Parent, Merger Sub or the Company in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of the Shareholder.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

Each of the Parent and Merger Sub hereby, jointly and severally, represents and warrants to the Shareholder as follows:

3.1               Organization and Qualification. Each of Parent and Merger Sub is a duly organized and validly existing corporation in good standing under the Laws of the jurisdiction of its organization.

3.2               Authority for this Agreement. Each of Parent and Merger Sub has all requisite corporate power and authority, and has taken all corporate action necessary, to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Parent and Merger Sub have been duly and validly authorized by all necessary corporate action on the part of each of Parent and Merger Sub, and no other corporate proceedings on the part of Parent and Merger Sub are necessary to authorize this Agreement. This Agreement has been duly and validly executed and delivered by Parent and Merger Sub and, assuming the due authorization, execution and delivery by the Shareholder, constitutes a legal, valid and binding obligation of each of Parent and Merger Sub, enforceable against each of Parent and Merger Sub in accordance with its terms, subject to the (a) Laws of general application relating to bankruptcy, insolvency and the relief of debtors and (b) rules of Law governing specific performance, injunctive relief and other equitable remedies.

3.3               Non-Contravention. The execution and delivery of this Agreement by Parent and Merger Sub does not, and the performance of this Agreement by Parent and Merger Sub will not, (a) conflict with or violate any Law or Order applicable to Parent and Merger Sub or (b) require any filing with, nor any permit, authorization, consent or approval of, or require any consent of, or registration, declaration or filing with, any Governmental Body, other than (i) any applicable requirements of the Exchange Act, Nasdaq, and the PBCL, (ii) as required by Antitrust Laws, (iii) as contemplated by the Merger Agreement (including schedules thereto), and (iv) where the failure to obtain such consents or approvals or to make such filings would not, individually or in the aggregate, prevent or materially delay the performance by Parent or Merger Sub of their obligations under this Agreement.

ARTICLE IV

ADDITIONAL COVENANTS OF THE STOCKHOLDERS

The Shareholder hereby covenants and agrees that until the valid termination of this Agreement in accordance with Section 5.2:

4.1               No Transfer; No Inconsistent Arrangements.

(a)                Except as provided hereunder or under the Merger Agreement (which, for clarity, includes the tendering of the Subject Shares into the Offer in accordance with the terms of this Agreement and the Merger Agreement), from and after the date hereof and until this Agreement is validly terminated in accordance with Section 5.2, the Shareholder shall not, directly or indirectly, (1) create or permit to exist any Encumbrance, other than Permitted Encumbrances, on any of the Shareholder’s Subject Shares, (2) transfer, sell (including short sell), assign, gift, hedge, distribute, pledge, grant a participation interest in, hypothecate or otherwise dispose of (including, for the avoidance of doubt, by depositing, submitting or otherwise tendering any such Subject Shares into any tender or exchange offer other than the Offer), or enter into any derivative arrangement with respect to (collectively, “Transfer”), any of the Shareholder’s Subject Shares, or any right or interest therein (or consent to any of the foregoing), (3) enter into any Contract with respect to any Transfer of the Shareholder’s Subject Shares or any legal or beneficial interest therein, (4) grant or permit the grant of any proxy (other than this Agreement), power-of-attorney or other authorization or consent in or with respect to any the Shareholder’s Subject Shares, (5) deposit or permit the deposit of any of the Shareholder’s Subject Shares into a voting trust or enter into a voting agreement or arrangement (other than this Agreement) with respect to any of the Shareholder’s Subject Shares, or (6) take or permit any other action that would in any way restrict, limit, impede, delay or interfere with the performance of the Shareholder’s obligations hereunder in any material respect, otherwise make any representation or warranty of the Shareholder herein untrue or incorrect, or have the effect of preventing or disabling the Shareholder from performing any of its obligations under this Agreement. Any action taken in violation of the foregoing sentence shall be null and void ab initio. The Shareholder hereby authorizes Parent to direct the Company to impose stop orders to prevent the Transfer of any Subject Shares on the books of the Company in violation of this Agreement. Notwithstanding the foregoing, the Shareholder may Transfer Subject Shares to any Affiliate of the Shareholder; provided, that such Transfer shall be permitted only if all of the representations and warranties in this Agreement with respect to the Shareholder would be true and correct at the time of (and immediately prior to giving effect to) such Transfer and such transferee has executed and delivered to Parent and Merger Sub a counterpart to this Agreement pursuant to which such transferee agrees in writing to be bound by all of the terms and conditions of this Agreement and acknowledges and agrees that such transferee shall constitute the Shareholder for all purposes of this Agreement (any such Transfer, a “Permitted Transfer”). If any involuntary Transfer of any of the Shareholder’s Subject Shares in the Company shall occur (including a sale by the Shareholder’s trustee in any bankruptcy, or a sale to a purchaser at any creditor’s or court sale), the transferee (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee) shall, subject to applicable Law, take and hold such Subject Shares subject to all of the restrictions, obligations, liabilities and rights under this Agreement, which shall continue in full force and effect until the valid termination of this Agreement in accordance with Section 5.2.

(b)                Unless and until this Agreement shall have been validly terminated in accordance with Section 5.2, the Shareholder agrees that it shall not, and shall cause each of its Affiliates not to, become a member of a “group” with respect to any Subject Shares (as defined under Section 13(d) of the Exchange Act) for the purpose of opposing or competing with or taking any actions in opposition or competition with the transactions contemplated by this Agreement or the Merger Agreement.

(c)                Notwithstanding Section 4.1(a), the Shareholder may make Transfers of its Subject Shares as Parent may agree in writing in Parent’s sole discretion. Notwithstanding the foregoing, (x) any Shareholder that is an individual may Transfer Subject Shares (including Company Options, Company RSUs, Company Warrants and any shares of Company Common Stock underlying such Company Options, Company RSUs and Company Warrants) (i) to any member of the Shareholder’s immediate family, (ii) to a trust for the sole benefit of the Shareholder or any member of the Shareholder’s immediate family, the sole trustees of which are the Shareholder or any member of the Shareholder’s immediate family or (iii) by will or under the laws of intestacy upon the death of the Shareholder and (y) any Shareholder that is an entity may Transfer Subject Shares to any Affiliate of the Shareholder; provided, that (1) a Transfer referred to in clauses (x) or (y) of this sentence shall be permitted only if all of the representations and warranties in this Agreement with respect to the Shareholder would be true and correct upon the completion of such Transfer and (2) the transferee of the Transfer referred to in clauses (x) or (y) shall have, prior to any such Transfer, executed and delivered to Parent and Merger Sub a counterpart to this Agreement pursuant to which such transferee shall be bound by all of the terms and provisions of this Agreement and agree and acknowledge that such Person shall constitute a “Shareholder” for all purposes of this Agreement. Nothing herein will restrict the ability of the Shareholder to exercise any Company Option or any other outstanding right to acquire any shares of Company Common Stock.

(d)                The Shareholder shall notify Parent as promptly as practicable (and in any event within 48 hours after receipt) in writing of the number of any additional shares of Company Common Stock of which the Shareholder acquires beneficial or record ownership on or after the date hereof.

4.2               No Exercise of Appraisal Rights. The Shareholder forever waives and agrees not to exercise any appraisal rights, dissenters’ rights or any similar rights, including pursuant to Title 15, Section 1571 of the PBCL, in respect of the Shareholder’s Subject Shares that may arise in connection with the Transactions, including the Offer and the Merger.

4.3               Documentation and Information. The Shareholder shall not, and shall cause its Affiliates not to, make any public announcement or other communication to a third party (other than (a) Parent, Merger Sub, the Company or their respective Representatives, or (b) the Shareholder’s Affiliates and its and their respective Representatives) regarding this Agreement or the transactions contemplated hereby without the prior written consent of Parent, except as may be required by applicable Law (provided that, other than in the case of a filing pursuant to Section 13 of the Exchange Act or as required by the rules or regulations of any U.S. or foreign stock exchange, reasonable notice of any such disclosure required by applicable Law will be provided to Parent, and the Shareholder will consider in good faith the reasonable comments of Parent with respect to such disclosure and, to the extent applicable and permissible under applicable Law, otherwise reasonably cooperate with Parent in obtaining confidential treatment with respect to such disclosure). The Shareholder consents to and hereby authorizes Parent, the Company, Merger Sub and/or their Affiliates to publish and disclose in all documents and schedules filed with the SEC, including Schedule 14D-9, and any press release or other disclosure document that Parent, the Company, Merger Sub and/or their Affiliates reasonably determines to be necessary in connection with the Offer, the Merger and any of the other Transactions, in each case regarding the Shareholder’s identity and ownership of the Subject Shares, the existence of this Agreement, the nature of the Shareholder’s commitments and obligations under this Agreement and any other information that Parent or the Company reasonably determines is required to be disclosed by applicable Law, and the Shareholder acknowledges that the Company, Parent and Merger Sub may, in their sole discretion, file this Agreement or a form hereof with the SEC or any other Governmental Body. The Shareholder agrees to promptly provide the Company or Parent with any information it may reasonably request for the preparation of any such disclosure documents, and the Shareholder agrees to promptly notify the Company and Parent of any required corrections with respect to any information supplied by the Shareholder specifically for use in any such disclosure document, if and to the extent that any such information shall have become false or misleading in any material respect.

4.4               Adjustments. In the event of any stock split, stock dividend or distribution, merger, reorganization, recapitalization, reclassification, combination, exchange of shares or the like of the capital stock of the Company affecting the Subject Shares, the terms of this Agreement shall apply to the resulting securities.

4.5               Waiver of Certain Actions. The Shareholder hereby agrees not to commence or participate in, and to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against the Company, Parent, Merger Sub or any of their respective successors, directors or officers relating to the negotiation, execution or delivery of this Agreement or the Merger Agreement or the consummation of the Merger or the other Transactions, including any such claim (a) challenging the validity of, or seeking to enjoin or delay the operation of, any provision of this Agreement or the Merger Agreement (including any claim seeking to enjoin or delay the consummation of the Offer or the closing of the Merger) or (b) alleging a breach of any duty of the Company Board (or any committee thereof) in connection with the Merger Agreement, this Agreement or the transactions contemplated thereby or hereby.

4.6               No Solicitation. The Shareholder shall not, and shall direct its Representatives not to, directly or indirectly, (a) solicit, initiate, knowingly facilitate or knowingly encourage (including by way of providing information or taking any other action) any inquiries, proposals or offers, or the making of any submission or announcement of any inquiry, proposal or offer that constitutes or could reasonably be expected to lead to any Acquisition Proposal, (b) directly or indirectly engage in, enter into or participate in any discussions or negotiations with any Person regarding, or furnish to any Person any information or afford access to the business, properties, assets, books or records of the Company to, or take any other action to assist, knowingly facilitate or knowingly encourage any effort by any Person, in each case in connection with or in response to any inquiry, offer or proposal that constitutes, or could reasonably be expected to lead to any Acquisition Proposal (other than, solely in response to an inquiry that did not result from a breach of this Section 4.6, to refer the inquiring person to the restrictions of this Section 4.6 and of the Merger Agreement and to limit the Shareholder’s communication exclusively to such referral), (c) enter into any agreement in principle, letter of intent, term sheet, merger agreement, purchase agreement, acquisition agreement, option agreement or other similar instrument relating to an Acquisition Proposal, (d) knowingly encourage or recommend any other holder of Company Common Stock to vote against the Merger or to not tender shares of Company Common Stock into the Offer or (e) resolve or agree to do any of the foregoing. The Shareholder shall, and shall direct and cause its Representatives to, immediately cease and cause to be terminated all solicitations, discussions or negotiations regarding any inquiry, proposal or offer with any Person or groups that may be ongoing with respect to any Acquisition Proposal or potential Acquisition Proposal or that could reasonably be expected to lead to an Acquisition Proposal. For clarity, if the Shareholder is a venture capital or private equity investor, the term “Representative” (x) shall include any general partner of the Shareholder that is still affiliated with the Shareholder, but (y) shall exclude (i) any limited partner, (ii) any general partner that is no longer affiliated with the Shareholder, and (iii) any employees or other Representatives, in each case of clauses (i) to (iii), who do not have actual knowledge of the Transactions.

ARTICLE V

MISCELLANEOUS

5.1               Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered to Parent and Merger Sub in accordance with Section 10.8 of the Merger Agreement and to each Shareholder at its address set forth below such Shareholder’s signature hereto (or at such other address for a party as shall be specified by like notice).

5.2               Termination. This Agreement may be terminated pursuant to the mutual written consent of Parent, Merger Sub and the Shareholder or otherwise by notice of Parent to the Shareholder. This Agreement shall also terminate automatically with respect to the Shareholder, without any notice or other action by any Person, upon the first to occur of (a) the valid termination of the Merger Agreement in accordance with its terms, (b) the Effective Time, or (c) any amendment or change to the Merger Agreement or the Offer that is effected without the Shareholder’s consent that decreases the amount, or changes the form, of the Merger Consideration (the period from the date hereof through such time being referred to as the “Agreement Period”). Upon the valid termination of this Agreement in accordance with this Section 5.2, no party shall have any further obligations or liabilities under this Agreement; provided, however, that (x) nothing set forth in this Section 5.2 shall relieve any party from liability for any fraud or willful breach of this Agreement prior to termination hereof and (y) the provisions of this Article V shall survive any termination of this Agreement in accordance with this Section 5.2.

5.3               Amendments and Waivers. Any provision of this Agreement may be amended or waived if such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or, in the case of a waiver, by each party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

5.4               Expenses. All fees and expenses incurred in connection herewith and the transactions contemplated hereby shall be paid by the party incurring such fees and expenses, whether or not the Offer or the Merger is consummated.

5.5               Entire Agreement; Counterparts. This Agreement and any other documents delivered by the parties in connection herewith constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among or between any of the parties hereto, with respect to the subject matter hereof and thereof. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument. The exchange of a fully executed Agreement (in counterparts or otherwise) by PDF shall be sufficient to bind the parties hereto to the term and conditions of this Agreement.

5.6               Assignment. No party may assign (by merger, operation of law or otherwise) this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other parties. Any purported assignment in violation of this Agreement will be void ab initio.

5.7               Enforcement of the Agreement. The parties agree that irreparable damage would occur in the event that any Shareholder did not perform any of the provisions of this Agreement in accordance with their specific terms or otherwise breached any such provisions. It is accordingly agreed that Parent and Merger Sub shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in addition to any other remedy to which they are entitled at law or in equity, without the requirement of posting bond. Any and all remedies herein expressly conferred upon Parent and Merger Sub will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by Law or equity upon Parent or Merger Sub, and the exercise by Parent or Merger Sub of any one remedy will not preclude the exercise of any other remedy.

5.8               Jurisdiction; Waiver of Jury Trial.

(a) The Shareholder irrevocably (i) consents to submit itself to the exclusive jurisdiction of the Court of Chancery of the State of Delaware or, solely if such court lacks subject matter jurisdiction, the United States District Court sitting in New Castle County in the State of Delaware with respect to any dispute arising out of, relating to or in connection with this Agreement or any transaction contemplated hereby, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, and (iii) agrees that it will not bring any action arising out of, relating to or in connection with this Agreement or any transaction contemplated by this Agreement in any court other than any such court. The Shareholder irrevocably and unconditionally waives any objection to the laying of venue of any Proceeding arising out of this Agreement or the transactions contemplated hereby in the Court of Chancery of the State of Delaware or in any federal court located in the State of Delaware, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such Proceeding brought in any such court has been brought in an inconvenient forum. The Shareholder hereby agrees that service of any process, summons, notice or document by U.S. registered mail in accordance with Section 5.1 shall be effective service of process for any proceeding arising out of, relating to or in connection with this Agreement or the transactions contemplated hereby.

(b) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION ARISING OUT OF, RELATING TO OR IN CONNECTION WITH THIS AGREEMENT. EACH STOCKHOLDER CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF PARENT OR MERGER SUB HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT PARENT OR MERGER SUB WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH STOCKHOLDER UNDERSTANDS AND HAS CONSIDERED THE IMPLICATION OF THIS WAIVER, (III) EACH STOCKHOLDER MAKES THIS WAIVER VOLUNTARILY, AND (IV) EACH STOCKHOLDER HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.8(b).

5.9               Governing Law. This Agreement, and any dispute arising out of, relating to or in connection with this Agreement, shall be governed by and construed in accordance with the Laws of the State of Delaware, without giving effect to any choice or conflict of Law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware.

5.10           Descriptive Headings. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

5.11           Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to confer upon any other Person any rights or remedies of any nature whatsoever under or by reason of this Agreement.

5.12           Severability. If any term or other provision of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced by any rule of Law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner.

5.13           Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same agreement. This Agreement or any counterpart may be executed and delivered by electronic communications by portable document format (.pdf), each of which shall be deemed an original.

5.14           Interpretation. The words “hereof,” “herein,” “hereby,” “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement, and article, section, paragraph and schedule references are to the articles, sections, paragraphs and schedules of this Agreement unless otherwise specified. Whenever the words “include,” “includes” or “including” are used in this Agreement they shall be deemed to be followed by the words “without limitation.” The words describing the singular number shall include the plural and vice versa, words denoting either gender shall include both genders and words denoting natural persons shall include all Persons and vice versa. The phrases “the date of this Agreement,” “the date hereof,” “of even date herewith” and terms of similar import, shall be deemed to refer to the date set forth in the preamble to this Agreement. Any reference in this Agreement to a date or time shall be deemed to be such date or time in New York City, unless otherwise specified. The parties agree that they participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any Person by virtue of the authorship of any provision of this Agreement. The word “or” will not be exclusive. Whenever used in this Agreement, any noun or pronoun will be deemed to include the plural as well as the singular and to cover all genders.

5.15           Further Assurances. The Shareholder will execute and deliver, or cause to be executed and delivered, all further documents and instruments and use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable Laws and regulations, to perform its obligations under this Agreement.

5.16           Capacity as Shareholder. The Shareholder signs this Agreement solely in the Shareholder’s capacity as a shareholder of the Company, and not, if applicable, in the Shareholder’s capacity as a director, officer or employee of any Acquired Company. Nothing herein shall in any way restrict a Shareholder that is a director or officer of the Company in the taking of any actions (or failure to act) in his or her capacity as a director or officer of the Company, or in the exercise of his or her fiduciary duties as a director or officer of the Company, or prevent or be construed to create any obligation on the part of any director or officer of the Company from taking (or refraining to taken) any action in his or her capacity as such director or officer, and no action taken (or note taken) in any such capacity as an officer or director of the Company shall be deemed to constitute a breach of this Agreement, provided, that, for the avoidance of doubt, nothing herein shall be understood to relieve any party to the Merger Agreement of any obligation under, or of any liability for breach of any provision of, the Merger Agreement.

5.17           Representations and Warranties. The representations and warranties contained in this Agreement and in any certificate or other writing delivered pursuant hereto shall not survive the Effective Time or the valid termination of this Agreement in accordance with Section 5.2.

5.18           No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Parent or Merger Sub any direct or indirect ownership or incidence of ownership of or with respect to any Subject Shares. Except as provided in this Agreement, all rights, ownership and economic benefits relating to the Subject Shares shall remain vested in and belong to the Shareholder. Nothing in this Agreement will be interpreted as creating or forming a “group” with any other Person, for purposes of Rule 13d-5(b)(1) of the Exchange Act or any other similar provision of applicable Law.

[Remainder of Page Intentionally Left Blank. Signature Pages Follow.]

In Witness Whereof, each of Parent, Merger Sub and Shareholder has caused this Tender and Support Agreement to be executed as of the date first written above.

CORERX, INC.

By:
Name:
Title:

Cane Merger Sub, Inc.

By:
Name:
Title:

[Signature Page to Tender and Support Agreement]

In Witness Whereof, each of Parent, Merger Sub and Shareholder has caused this Tender and Support Agreement to be executed as of the date first written above.

Shareholder

By:
Name:
Title:

Shareholder Name and Address	Company Common Stock	Company Warrants	Company Options	Common Stock Underlying Company RSUs

[Signature Page to Tender and Support Agreement]

Exhibit A

FORM OF SPOUSAL CONSENT

The undersigned represents that the undersigned is the spouse of the Shareholder (as defined below) and that the undersigned is familiar with the terms of the Tender and Support Agreement (the “Agreement”), entered into as of ____________, 2024, by and between CoreRx, Inc., a Florida corporation (“Parent”) and the undersigned’s spouse (the “Shareholder”). All capitalized terms that are used but not defined herein shall have the respective meanings ascribed to them in the Agreement. The undersigned hereby agrees that the interest of the Shareholder in all property which is the subject of the Agreement shall be irrevocably bound by the terms of the Agreement and by any amendment, modification, waiver or termination signed by he Shareholder. The undersigned further agrees that the undersigned’s community property interest in all property which is the subject of the Agreement shall be irrevocably bound by the terms of the Agreement, and that the Agreement shall be binding on the executors, administrators, heirs and assigns of the undersigned. The undersigned further authorizes the Shareholder to amend, modify or terminate the Agreement, or waive any rights thereunder, and that each such amendment, modification, waiver or termination signed by the Shareholder shall be binding on the community property interest of undersigned in all property which is the subject of the Agreement and on the executors, administrators, heirs and assigns of the undersigned, each as fully as if the undersigned had signed the amendment, modification, waiver or termination.

Spouse

By:
Name: